UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2007

New Century Financial Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3121 Michelson Drive, 5th Floor Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 517-0000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Filing of Monthly Operating Report for the Month Ended October 31, 2007 with the Bankruptcy Court

On December 17, 2007, New Century Financial Corporation (the “Company”) and certain of its debtor–in–possession subsidiaries (collectively with the Company, the “Debtors”) filed their consolidated monthly operating report for the month ended October 31, 2007 (the “October Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware.

The October Monthly Operating Report, excluding the copies of the Debtors’ bank reconciliations, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The complete October Monthly Operating Report, including the copies of the Debtors’ bank reconciliations, is available without charge on the website of the Company’s Claims and Noticing Agent, XRoads Case Management Services, at www.xroadscms.net/newcentury.

Cautionary Statement Regarding October Monthly Operating Report

The October Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the October Monthly Operating Report has been prepared in accordance with applicable law under chapter 11 of title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the October Monthly Operating Report is complete. The Debtors may amend or otherwise change the information contained in the October Monthly Operating Report at a future date. As explained in a Current Report on Form 8–K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed interim financial statements of the Company for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 should not be relied upon. As explained in a Current Report on Form 8–K filed by the Company with the SEC on June 24, 2007, the previously filed annual financial statements of the Company for its fiscal year ended December 31, 2005 should also not be relied upon. The information contained in the October Monthly Operating Report is further qualified by these disclosures.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	New Century Financial Corporation monthly operating report for the month ended October 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

December 19, 2007	By:	/s/ Holly Etlin
	Name:	Holly Etlin
	Title:	President, Chief Executive Officer and Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description
99.1	New Century Financial Corporation monthly operating report for the month ended October 31, 2007